Exhibit 99
Summary of Changes in Core Performance Measures

Three months ended March 31, 2014	Corning Incorporated	Display Technologies	Specialty Materials
Core net sales as reported -JPY 93^	$2,389	$1,029	$261
Constant yen adjustment to JPY 99	(63)	(63)
Core net sales - JPY 99*	$2,326	$966	$261

Core equity earnings as reported - JPY 93^	$61	$(2)
Constant yen adjustment to JPY 99
Core equity earnings - JPY 99*	$61	$(2)

Core earnings as reported - JPY 93^	$461	$323	$32
Constant yen adjustment to JPY 99	(38)	(40)
Core earnings - JPY 99*	$423	$283	$32

Three months ended June 30, 2014	Corning Incorporated	Display Technologies	Specialty Materials
Core net sales as reported -JPY 93^	$2,577	$1,083	$298
Constant yen adjustment to JPY 99	(65)	(66)
Core net sales - JPY 99*	$2,512	$1,017	$298

Core equity earnings as reported - JPY 93^	$58	$(3)
Constant yen adjustment to JPY 99	(1)	(1)
Core equity earnings - JPY 99*	$57	$(4)

Core earnings as reported - JPY 93^	$527	$342	$44
Constant yen adjustment to JPY 99	(40)	(42)	1
Core earnings - JPY 99*	$487	$300	$45

Three months ended September 30, 2014	Corning Incorporated	Display Technologies	Specialty Materials
Core net sales as reported -JPY 93^	$2,649	$1,119	$327
Constant yen adjustment to JPY 99	(66)	(66)
Core net sales - JPY 99*	$2,583	$1,053	$327

Core equity earnings as reported - JPY 93^	$76	$(2)
Constant yen adjustment to JPY 99	(1)	(1)
Core equity earnings - JPY 99*	$75	$(3)

Core earnings as reported - JPY 93^	$568	$347	$52
Constant yen adjustment to JPY 99	(41)	(43)	1
Core earnings - JPY 99*	$527	$304	$53

Three months ended December 31, 2014	Corning Incorporated	Display Technologies	Specialty Materials
Core net sales as reported -JPY 93^	$2,602	$1,123	$319
Constant yen adjustment to JPY 99	(68)	(68)
Core net sales - JPY 99*	$2,534	$1,055	$319

Core equity earnings as reported - JPY 93^	$116	$(3)
Constant yen adjustment to JPY 99
Core equity earnings - JPY 99*	$116	$(3)

Core earnings as reported - JPY 93^	$630	$378	$34
Constant yen adjustment to JPY 99	(43)	(49)	2
Core earnings - JPY 99*	$587	$329	$36

Year ended December 31, 2014	Corning Incorporated	Display Technologies	Specialty Materials
Core net sales as reported -JPY 93^	$10,217	$4,354	$1,205
Constant yen adjustment to JPY 99	(262)	(262)
Core net sales - JPY 99*	$9,955	$4,092	$1,205

Core equity earnings as reported - JPY 93^	$311	$(10)
Constant yen adjustment to JPY 99	(1)	(2)
Core equity earnings - JPY 99*	$310	$(12)

Core earnings as reported - JPY 93^	$2,185	$1,390	$162
Constant yen adjustment to JPY 99	(162)	(174)	4
Core earnings - JPY 99*	$2,023	$1,216	$166

© 2015 Corning Incorporated. All Rights Reserved.

Three months ended March 31, 2013	Corning Incorporated	Display Technologies	Specialty Materials
Core net sales as reported -JPY 93^	$1,814	$650	$258
Constant yen adjustment to JPY 99	(44)	(44)
Core net sales - JPY 99*	$1,770	$606	$258

Core equity earnings as reported - JPY 93^	$180	$133
Constant yen adjustment to JPY 99	(25)	(25)
Core equity earnings - JPY 99*	$155	$108

Core earnings as reported - JPY 93^	$431	$336	$39
Constant yen adjustment to JPY 99	(45)	(47)	2
Core earnings - JPY 99*	$386	$289	$41

Three months ended June 30, 2013	Corning Incorporated	Display Technologies	Specialty Materials
Core net sales as reported -JPY 93^	$2,021	$670	$301
Constant yen adjustment to JPY 99	(41)	(41)
Core net sales - JPY 99*	$1,980	$629	$301

Core equity earnings as reported - JPY 93^	$173	$117
Constant yen adjustment to JPY 99	(13)	(12)
Core equity earnings - JPY 99*	$160	$105

Core earnings as reported - JPY 93^	$469	$314	$53
Constant yen adjustment to JPY 99	(31)	(33)	1
Core earnings - JPY 99*	$438	$281	$54

Three months ended September 30, 2013	Corning Incorporated	Display Technologies	Specialty Materials
Core net sales as reported -JPY 93^	$2,108	$689	$326
Constant yen adjustment to JPY 99	(42)	(42)
Core net sales - JPY 99*	$2,066	$647	$326

Core equity earnings as reported - JPY 93^	$121	$85
Constant yen adjustment to JPY 99	(13)	(13)
Core equity earnings - JPY 99*	$108	$72

Core earnings as reported - JPY 93^	$487	$304	$65
Constant yen adjustment to JPY 99	(32)	(32)
Core earnings - JPY 99*	$455	$272	$65

Three months ended December 31, 2013	Corning Incorporated	Display Technologies	Specialty Materials
Core net sales as reported -JPY 93^	$2,005	$665	$285
Constant yen adjustment to JPY 99	(40)	(40)
Core net sales - JPY 99*	$1,965	$625	$285

Core equity earnings as reported - JPY 93^	$121	$85
Constant yen adjustment to JPY 99	(13)	(13)
Core equity earnings - JPY 99*	$108	$72

Core earnings as reported - JPY 93^	$410	$299	$39
Constant yen adjustment to JPY 99	(33)	(34)	1
Core earnings - JPY 99*	$377	$265	$40

Year ended December 31, 2013	Corning Incorporated	Display Technologies	Specialty Materials
Core net sales as reported -JPY 93^	$7,948	$2,674	$1,170
Constant yen adjustment to JPY 99	(168)	(167)	0
Core net sales - JPY 99*	$7,780	$2,507	$1,170

Core equity earnings as reported - JPY 93^	$595	$420
Constant yen adjustment to JPY 99	(64)	(63)
Core equity earnings - JPY 99*	$531	$357

Core earnings as reported - JPY 93^	$1,797	$1,253	$196
Constant yen adjustment to JPY 99	(141)	(146)	4
Core earnings - JPY 99*	$1,656	$1,107	$200

*
These are non-GAAP financial measures.  The reconciliation between GAAP and non-GAAP measures is provided in the tables following this news release, as well as on the company’s website.  Core performance metrics (non-GAAP) are adjusted to exclude the impact of changes in Japanese yen and Korean won foreign exchange rates, as well as other items that do not reflect ongoing operations of the company.  See “Use of Non-GAAP Financial Measures” section of attached Form 8-K for details on core performance measures.

^	These are non-GAAP financial measures. The reconciliation between these GAAP and non-GAAP measures is provided on the company’s website.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Three Months Ended March 31, 2014
(Unaudited; amounts in millions, except per share amounts)

	Three months ended March 31, 2014
	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Per share
As reported	$2,289	$86	$481	$301	37.4%	0.20
Constant-yen (1)	37		31	23		0.02
Purchased collars and average forward contracts (2)			(2)	(10)		(0.01)
Acquisition-related costs (3)			48	40		0.03
Discrete tax items (4)				21		0.01
Asbestos settlement (5)			2	1
Restructuring, impairment and other charges (6)			17	15		0.01
Liquidation of subsidiary (7)				(3)
Equity in earnings of affiliated companies (8)		(25)	(25)	(24)		(0.02)
Gain on previously held equity investment (9)			(394)	(292)		(0.20)
Settlement of pre-existing contract (9)			320	320		0.22
Post-combination expenses (9)			72	55		0.04
Other items related to the acquisition of Samsung Corning Precision Materials (9)			(24)	(24)		(0.02)
Core Performance measures	$2,326	$61	$526	$423	19.6%	0.29

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Three Months Ended March 31, 2013
(Unaudited; amounts in millions, except per share amounts)

	Three months ended March 31, 2013
	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Per share
As reported	$1,814	$173	$528	$494	6.4%	0.33
Constant-yen (1)	(44)	(25)	(53)	(45)		(0.03)
Purchased collars (2)			(23)	(16)
Other yen-related transactions (2)			(19)	(13)		(0.01)
Hemlock Semiconductor operating results (3)		5	5	4
Hemlock Semiconductor non-operating results (3)		2	2	2
Acquisition-related costs (4)			18	13		0.01
Discrete tax items and other tax-related adjustments (5)				(54)		(0.04)
Litigation, regulatory and other legal matters (6)			2	1
Core Performance measures	$1,770	$155	$460	$386	16.1%	0.26

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Three Months Ended June 30, 2014
(Unaudited; amounts in millions, except per share amounts)

	Three months ended June 30, 2014
	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Earnings per share
As reported	$2,482	$62	$341	$169	50.4%	$0.11
Constant-yen (1)	30		26	19		0.01
Constant-won (1)			17	12		0.01
Purchased collars and average forward contracts (2)			141	82		0.06
Acquisition-related costs (4)			10	7
Discrete tax items and other tax-related adjustments (5)				164		0.11
Litigation, regulatory and other legal matters (6)			4	2
Restructuring, impairment and other charges (7)			39	29		0.02
Equity in earnings of affiliated companies (9)		(5)	(5)	(5)
Other items related to the Acquisition of Samsung Corning Precision Materials (10)			10	8		0.01
Core Performance measures	$2,512	$57	$583	$487	16.5%	$0.34

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Three Months Ended June 30, 2013
(Unaudited; amounts in millions, except per share amounts)

	Three months ended June 30, 2013
	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Earnings per share
As reported	$1,982	$166	$829	$638	23.0%	$0.43
Constant-yen (1)	(2)	(3)	(4)	(4)
Purchased collars and average forward contracts (2)			(229)	(147)		(0.10)
Other yen-related transactions (2)			(27)	(19)		(0.01)
Hemlock Semiconductor operating results (3)		(12)	(12)	(11)		(0.01)
Hemlock Semiconductor non-operating results (3)		9	9	9		0.01
Acquisition-related costs (4)			8	5
Litigation, regulatory and other legal matters (6)			6	4
Pension mark-to-market adjustment (11)			(41)	(26)		(0.02)
Gain on change in control of equity investment (12)			(17)	(11)		(0.01)
Core Performance measures	$1,980	$160	$522	$438	16.1%	$0.30

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Three Months Ended September 30, 2014
(Unaudited; amounts in millions, except per share amounts)

	Three months ended September 30, 2014
	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Earnings per share
As reported	$2,540	$95	$1,409	$1,014	28%	$0.72
Constant-yen (1)	44		36	27		0.02
Constant-won (1)	(1)		17	12		0.01
Purchased collars and average forward contracts (2)			(739)	(478)		(0.34)
Acquisition-related costs (4)			7	5
Discrete tax items and other tax-related adjustments (5)				13		0.01
Litigation, regulatory and other legal matters (6)			6	4
Restructuring, impairment and other charges (7)			7	7
Equity in earnings of affiliated companies (9)		(20)	(20)	(19)		(0.01)
Contingent consideration fair value adjustment (10)			(77)	(60)		(0.04)
Other items related to the Acquisition of Samsung Corning Precision Materials (10)			2	2
Core Performance measures	$2,583	$75	$648	$527	18.7%	$0.37

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Three Months Ended September 30, 2013
(Unaudited; amounts in millions, except per share amounts)

	Three months ended September 30, 2013
	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Earnings per share
As reported	$2,067	$138	$549	$408	25.7%	$0.28
Constant-yen (1)	(1)	(1)	(1)	(1)		0.01
Purchased collars and average forward contracts (2)			46	25		0.02
Other yen-related transactions (2)			(25)	(18)		(0.01)
Hemlock Semiconductor operating results (3)		3	3	3
Hemlock Semiconductor non-operating results (3)(7)		(10)	(10)	(9)		(0.01)
Acquisition-related costs (4)			10	7
Discrete tax items and other tax-related adjustments (5)				58		0.04
Litigation, regulatory and other legal matters (6)			5	3
Equity in earnings of affiliated companies (9)		(22)	(22)	(20)		(0.02)
Gain on change in control of equity investment (12)				(1)
Core Performance measures	$2,066	$108	$555	$455	18.0%	$0.31

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Three Months Ended December 31, 2014
(Unaudited; amounts in millions, except per share amounts)

	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Per share

As reported	$2,404	$23	$1,337	$988	26.1%	$0.70
Constant-yen (1)	130		104	75		0.06
Constant-won (1)			3	2
Purchased collars and average forward contracts (2)			(769)	(510)		(0.36)
Acquisition-related costs (4)			8	5
Discrete tax items and other tax-related adjustments (5)				42		0.03
Litigation, regulatory and other legal matters (6)			(13)	(9)		(0.01)
Restructuring, impairment and other charges (7)			23	15		0.01
Liquidation of subsidiary (8)
Equity in earnings of affiliated companies (9)		93	93	86		0.06
Contingent consideration fair value adjustment (10)			(172)	(134)		(0.10)
Other items related to the Acquisition of Samsung Corning Precision Materials (10)			3	3
Pension mark-to-market adjustment (11)			29	24		0.02

Core performance measures	$2,534	$116	$646	$587	9.1%	$0.42

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Three Months Ended December 31, 2013
(Unaudited; amounts in millions, except per share amounts)

	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Per share

As reported	$1,956	$70	$567	$421	25.7%	$0.30
Constant-yen (1)	9	1	7	5
Purchased collars and average rate forwards (2)			(228)	(149)		(0.10)
Other yen-related transactions (2)			(28)	(20)		(0.01)
Hemlock Semiconductor operating results (3)		(27)	(27)	(26)		(0.02)
Acquisition-related costs (4)			18	15		0.01
Discrete tax items and other tax-related adjustments (5)				6
Litigation, regulatory and other legal matters (6)			6	4
Restructuring, impairment and other charges (7)			67	46		0.03
Equity in earnings of affiliated companies (9)		64	64	64		0.04
Pension mark-to-market adjustment (11)			11	9		0.01
Other			4	2

Core performance measures	$1,965	$108	$461	$377	18.2%	$0.26

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Year Ended December 31, 2014
(Unaudited; amounts in millions, except per share amounts)

	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Per share

As reported	$9,715	$266	$3,568	$2,472	30.7%	$1.73
Constant-yen (1)	240	1	197	144		0.10
Constant-won (1)			37	26		0.02
Purchased collars and average forward contracts (2)			(1,369)	(916)		(0.64)
Acquisition-related costs (4)			74	57		0.04
Discrete tax items and other tax-related adjustments (5)				240		0.17
Litigation, regulatory and other legal matters (6)			(1)	(2)
Restructuring, impairment and other charges (7)			86	66		0.05
Liquidation of subsidiary (8)				(3)
Equity in earnings of affiliated companies (9)		43	43	38		0.03
Gain on previously held equity investment (10)			(394)	(292)		(0.20)
Settlement of pre-existing contract (10)			320	320		0.22
Contingent consideration fair value adjustment (10)			(249)	(194)		(0.14)
Post-combination expenses (10)			72	55		0.04
Other items related to the Acquisition of Samsung Corning Precision Materials (10)			(9)	(12)		(0.01)
Pension mark-to-market adjustment (11)			29	24		0.02

Core performance measures	$9,955	$310	$2,404	$2,023	15.8%	$1.42

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Year Ended December 31, 2013
(Unaudited; amounts in millions, except per share amounts)

	Net sales	Equity earnings	Income before income taxes	Net income	Effective tax rate	Per share

As reported	$7,819	$547	$2,473	$1,961	20.7%	$1.34
Constant-yen (1)	(39)	(28)	(53)	(45)		(0.03)
Purchased collars and average rate forwards (2)			(435)	(287)		(0.20)
Other yen-related transactions (2)			(99)	(69)		(0.05)
Hemlock Semiconductor operating results (3)		(31)	(31)	(30)		(0.02)
Hemlock Semiconductor non-operating results (3)		1	1	1
Acquisition-related costs (4)			54	40		0.03
Discrete tax items and other tax-related adjustments (5)				9		0.01
Litigation, regulatory and other legal matters (6)			19	13		0.01
Restructuring, impairment and other charges (7)			67	46		0.03
Equity in earnings of affiliated companies (9)		42	42	44		0.02
Pension mark-to-market adjustment (11)			(30)	(17)		(0.01)
Gain on change in control of equity investment (12)			(17)	(12)		(0.01)
Other			4	2

Core performance measures	$7,780	$531	$1,995	$1,656	17.0%	$1.13

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Display Technologies Segment
Three Months Ended March 31, 2014 and 2013
(Unaudited; amounts in millions, except percentages)

	Three months ended March 31, 2014			Three months ended March 31, 2013
	Net sales	Equity earnings	Net income	Net sales	Equity earnings	Net income

As reported	$929	$(9)	$209	$650	$133	$349
Constant-yen (1)	37		23	(44)	(25)	(47)
Other yen-related transaction (2)			(56)			(13)
Acquisition-related costs (4)			35
Restructuring, impairment and other charges (7)			3
Equity in earnings of affiliated companies (9)		7	6
Other items related to the Acquisition of Samsung Corning Precision Materials (10)			63

Core Performance measures	$966	$(2)	$283	$606	$108	$289

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Display Technologies Segment
Three Months Ended June 30, 2014 and 2013
(Unaudited; amounts in millions, except percentages)

	Three months ended June 30, 2014			Three months ended June 30, 2013
	Net sales	Equity earnings	Net income	Net sales	Equity earnings	Net income

As reported	$987	$(4)	$282	$631	$108	$337
Constant-yen (1)	30		19	(2)	(3)	(4)
Constant-won (1)			11
Purchased collars, average forward contracts and other yen-related transactions (2)			(53)			(43)
Acquisition-related costs (4)			2
Discrete tax items and other tax-related adjustments (5)			4
Restructuring, impairment and other charges (7)			27
Other items related to the Acquisition of Samsung Corning Precision Materials (10)			8
Pension mark-to-market adjustment (11)						(9)

Core Performance measures	$1,017	$(4)	$300	$629	$105	$281

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Display Technologies Segment
Three Months Ended September 30, 2014 and 2013
(Unaudited; amounts in millions, except percentages)

	Three months ended September 30, 2014			Three months ended September 30, 2013
	Net sales	Equity earnings	Net income	Net sales	Equity earnings	Net income

As reported	$1,009	$(3)	$387	$648	$73	$318
Constant-yen (1)	44		27	(1)	(1)	(1)
Constant-won (1)			12
Purchased collars, average forward contracts and other yen-related transactions (2)			(63)			(45)
Restructuring, impairment and other charges (7)			1
Contingent consideration fair value adjustment (10)			(60)

Core Performance measures	$1,053	$(3)	$304	$647	$72	$272

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Display Technologies Segment
Three Months Ended December 31, 2014 and 2013
(Unaudited; amounts in millions, except percentages)

	Three months ended December 31, 2014			Three months ended December 31, 2013
	Net sales	Equity earnings	Net income	Net sales	Equity earnings	Net income

As reported	$926	$(4)	$491	$616	$43	$263
Constant-yen (1)	129	1	77	9	1	5
Constant-won (1)			2
Purchased collars (2)			(118)			(37)
Other yen-related transaction (2)						(19)
Acquisition related costs (4)						8
Discrete tax items (5)						10
Restructuring, impairment and other charges (7)			9			6
Equity in earnings of affiliated companies (9)					28	28
Contingent consideration fair value adjustment (10)			(134)
Other items related to the Acquisition of Samsung Corning Precision Materials (10)
Pension mark-to-market adjustment (11)			2			1

Core performance measures	$1,055	$(3)	$329	$625	$72	$265

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Display Technologies Segment
Years Ended December 31, 2014 and 2013
(Unaudited; amounts in millions, except percentages)

	Year ended December 31, 2014			Year ended December 31, 2013
	Net sales	Equity earnings	Net income	Net sales	Equity earnings	Net income

As reported	$3,851	$(20)	$1,369	$2,545	$357	$1,267
Constant-yen (1)	240	1	142	(38)	(28)	(47)
Constant-won (1)			27
Purchased collars (2)			(290)			(90)
Other yen-related transaction (2)						(67)
Acquisition related costs (4)			37			8
Discrete tax items (5)			4			10
Restructuring, impairment and other charges (7)			40			6
Equity in earnings of affiliated companies (9)		7	6		28	28
Contingent consideration fair value adjustment (10)			(194)
Other items related to the Acquisition of Samsung Corning Precision Materials (10)	1		73
Pension mark-to-market adjustment (11)			2			(8)

Core performance measures	$4,092	$(12)	$1,216	$2,507	$357	$1,107

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Specialty Materials Segment
Three Months Ended March 31, 2014 and 2013
(Unaudited; amounts in millions, except percentages)

	Three months ended March 31, 2014		Three months ended March 31, 2013
	Net sales	Net income	Net sales	Net income

As reported	$261	$31	$258	$39
Constant-yen (1)		(1)		2
Other yen-related transactions (2)		3
Acquisition-related costs (3)		(1)

Core Performance measures	$261	$32	$258	$41

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Specialty Materials Segment
Three Months Ended June 30, 2014 and 2013
(Unaudited; amounts in millions, except percentages)

	Three months ended June 30, 2014		Three months ended June 30, 2013
	Net sales	Net income	Net sales	Net income

As reported	$298	$39	$301	$58
Constant-yen (1)
Purchased collars, average forward contracts and other yen-related transactions (2)		3		(1)
Restructuring, impairment and other charges (7)		3
Pension mark-to-market adjustment (11)				(3)

Core Performance measures	$298	$45	$301	$54

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Specialty Materials Segment
Three Months Ended September 30, 2014 and 2013
(Unaudited; amounts in millions, except percentages)

	Three months ended September 30, 2014		Three months ended September 30, 2013
	Net sales	Net income	Net sales	Net income

As reported	$327	$43	$326	$65
Constant-yen (1)		(1)
Purchased collars, average forward contracts and other yen-related transactions (2)		3
Restructuring, impairment and other charges (7)		8

Core Performance measures	$327	$53	$326	$65

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Specialty Materials Segment
Three Months Ended December 31, 2014 and 2013
(Unaudited; amounts in millions, except percentages)

	Three months ended December 31, 2014		Three months ended December 31, 2013
	Net sales	Net income	Net sales	Net income

As reported	$319	$31	$285	$25
Constant-yen (1)		(1)
Other yen-related transactions (2)				(1)
Purchased collars (2)		5		2
Acquisition-related costs (4)				1
Restructuring, impairment and other charges (7)		1		12
Pension mark-to-market adjustment (11)				1

Core performance measures	$319	$36	$285	$40

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Specialty Materials Segment
Years Ended December 31, 2014 and 2013
(Unaudited; amounts in millions, except percentages)

	Year ended December 31, 2014		Year ended December 31, 2013
	Net sales	Net income	Net sales	Net income

As reported	$1,205	$144	$1,170	$187
Constant-yen (1)		(3)		2
Purchased collars (2)		14
Acquisition-related costs (4)		(1)		1
Restructuring, impairment and other charges (7)		12		12
Pension mark-to-market adjustment (11)				(2)

Core performance measures	$1,205	$166	$1,170	$200

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL MEASURE
Three Months and Year Ended December 31, 2014
(Unaudited; amounts in millions)

Three months ended December 31, 2014	Sales	Gross margin	Gross Margin %	Selling, general and admin. expenses	Research, development and engineering expenses
Core net sales as reported -JPY 93^	$2,602	$1,162	44.7%	$380	$209
Constant yen adjustment to JPY 99	(68)	(54)
Core net sales - JPY 99*	$2,534	$1,108	43.7%	$380	$209

Year ended December 31, 2014	Sales	Gross margin	Gross Margin %	Selling, general and admin. expenses	Research, development and engineering expenses
Core net sales as reported -JPY 93^	$10,217	$4,571	44.7%	$1,349	$812
Constant yen adjustment to JPY 99	(262)	(219)		(1)
Core net sales - JPY 99*	$9,955	$4,352	43.7%	$1,348	$812

	Three months ended December 31, 2014					Year ended December 31, 2014
	Sales	Gross Margin	Gross margin %	Selling, general and admin. expenses	Research, development and engineering expenses	Sales	Gross Margin	Gross margin %	Selling, general and admin. expenses	Research, development and engineering expenses

As reported	$2,404	$996	41.4%	$242	$210	$9,715	$4,052	41.7%	$1,211	$815
Constant-yen (1)	130	108				240	201		(1)
Constant-won (1)		2					28		(2)	(2)
Other yen-related transactions (2)
Acquisition-related costs (4)				16			30		(3)
Litigation, regulatory and other legal matters (6)				(22)					(22)
Restructuring, impairment and other charges (7)							25		16
Contingent consideration fair value adjustment (10)				172					249
Post-combination expenses (10)									(72)
Other items related to the Acquisition of Samsung Corning Precision Materials (10)							14
Pension mark-to-market adjustment (11)		2		(28)	(1)		2		(28)	(1)

Core performance measures	$2,534	$1,108	43.7%	$380	$209	$9,955	$4,352	43.7%	$1,348	$812

See Reconciliation of Non-GAAP Financial Measures, “Items which we exclude from GAAP measures to arrive at Core Performance measures” for the descriptions of the footnoted reconciling items.

© 2015 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED AND SUBSIDIARY COMPANIES

Use of Non-GAAP Financial Measures

In managing the Company and assessing our financial performance, we supplement certain measures provided by our consolidated financial statements with measures adjusted to exclude certain items, to arrive at Core Performance measures.  We believe reporting Core Performance measures provides investors greater transparency to the information used by our management team to make financial and operational decisions.  Core net sales, Core equity earnings of affiliated companies, Core income before income taxes, Core earnings, Core earnings per share, Core gross margin and Core gross margin percentage and Core selling, general and administrative expenses are adjusted to exclude the impacts of changes in the Japanese yen, the impact of the purchased collars, average forward contracts and other yen-related transactions, acquisition-related costs, the 2013 results of the polysilicon business of our equity affiliate Dow Corning Corporation, discrete tax items, restructuring and restructuring-related charges, certain litigation and regulatory expenses, pension mark-to-market adjustments, and other items which do not reflect on-going operating results of the Company or our equity affiliates.  These measures are not prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP).  We believe investors should consider these non-GAAP measures in evaluating our results as they are more indicative of our core operating performance and how management evaluates our operational results and trends.  These measures are not, and should not be viewed as a substitute for U.S. GAAP reporting measures.

The following is an explanation of each adjustment that management excluded as part of these non-GAAP financial measures as well as reasons for excluding each item:

Items which we exclude from GAAP measures to arrive at Core Performance measures are as follows:

(1)	Constant-currency adjustments:

Constant-yen:  Because a significant portion of Corning’s LCD glass business revenues and manufacturing costs are denominated in Japanese yen, management believes it is important to understand the impact on core earnings of translating yen into dollars.  Presenting results on a constant-yen basis mitigates the translation impact of the Japanese yen, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and establish operational goals and forecasts.  We use an internally derived management rate of ¥99, which is aligned to our yen portfolio of purchased collars, and have recast all periods presented based on this rate in order to effectively remove the impact of changes in the Japanese yen.

Constant-won:  Following the Acquisition of Samsung Corning Precision Materials and because a significant portion of Samsung Corning Precision Materials’(now Corning Precision Materials) costs are denominated in Korean won, management believes it is important to understand the impact on core earnings from translating won into dollars.  Presenting results on a constant-won basis mitigates the translation impact of the Korean won, and allows management to evaluate performance period over period, analyze underlying trends in our businesses, and establish operational goals and forecasts without the variability caused by the fluctuations caused by changes in the rate of this currency.  We use an internally derived management rate of 1,100, which is consistent with historical prior period averages of the won.  We have not recast prior periods presented as the impact is not material to Corning in those periods.

(2)
Purchased and zero cost collars, average forward contracts and other yen-related transactions:  We have excluded the impact of our yen-denominated purchased collars, average forward contracts, and other yen-related transactions for each period presented.  Additionally, we are also excluding the impact of our portfolio of Korean won-denominated zero cost collars which we entered into in the second quarter of 2014.  By aligning an internally derived rate with our portfolio of purchased collars and average forward contracts, and excluding other yen-related transactions and the constant-currency adjustments, we have materially mitigated the impact of changes in the Japanese yen and Korean won.

(3)
Results of Dow Corning’s consolidated subsidiary, Hemlock Semiconductor: In 2013, we excluded the results of Dow Corning’s consolidated subsidiary, Hemlock Semiconductor, a producer of polycrystalline silicon, to remove the operating and non-operating items and events which have caused severe unpredictability and instability in earnings beginning in 2012.  These events were primarily driven by the macro-economic environment.  Specifically, the negative impact of the determination by the Chinese Ministry of Commerce (“MOFCOM”), which imposes provisional anti-dumping duties on solar-grade polysilicon imports from the United States, and the impact of asset write-offs, offset by the benefit of large payments required under Hemlock Semiconductor customers’ “take-or-pay” contracts, are events that are unrelated to Dow Corning’s core operations, and that have, or could have, significant impacts to this business.  Beginning in 2014, due to the stabilization of the polycrystalline silicon industry, we will no longer exclude the operating results of Hemlock Semiconductor from core performance measures.

(4)	Acquisition-related costs: These expenses include intangible amortization, inventory valuation adjustments and external acquisition-related deal costs.
(5)
Discrete tax items and other tax-related adjustments:  This represents the removal of discrete adjustments attributable to changes in tax law and changes in judgment about the realizability of certain deferred tax assets, as well as other non-operational tax-related adjustments, including an out of period adjustment in 2014.  This item also includes the income tax effects of adjusting from GAAP earnings to core earnings.

(6)
Litigation, regulatory and other legal matters:  Includes amounts related to the Pittsburgh Corning Corporation (PCC) asbestos litigation, adjustments to our estimated liability for environmental-related items and the settlement of litigation related to a small acquisition.

© 2015 Corning Incorporated. All Rights Reserved.

(7)	Restructuring, impairment and other charges. This amount includes restructuring, impairment and other charges, as well as other expenses and disposal costs not classified as restructuring expense.
(8)	Liquidation of subsidiary: The partial impact of non-restructuring related items due to the decision to liquidate a consolidated subsidiary that is not significant.
(9)
Equity in earnings of affiliated companies:  These adjustments relate to items which do not reflect expected on-going operating results of our affiliated companies, such as restructuring, impairment and other charges and settlements under “take-or-pay” contracts.

(10)
Impacts from the Acquisition of Samsung Corning Precision Materials: Pre-acquisition gains and losses on previously held equity investment and other gains and losses related to the Acquisition, including post-combination expenses, fair value adjustments to the indemnity asset related to contingent consideration and the impact of the withholding tax on a dividend from Samsung Corning Precision Materials.

(11)
Pension mark-to-market adjustment:  Mark-to-market pension gains and losses, which arise from changes in actuarial assumptions and the difference between actual and expected returns on plan assets and discount rates.  In accordance with GAAP, Corning recognizes pension actuarial gains and losses outside of the corridor, where the corridor is equal to 10% of the greater of the benefit obligation or the market-related value of plan assets at the beginning of the year, for our defined benefit pension plans annually in the fourth quarter of each year and whenever a plan is remeasured or valuation estimates are finalized.  Actuarial gains and losses occur when actual experience differs from the estimates used to allocate the change in value of pension plans to expense throughout the year or when assumptions change, as they may each year.  Significant factors that can contribute to the recognition of actuarial gains and losses include changes in discount rates, differences between actual and expected returns on plan assets, and other changes in actuarial assumptions such as life expectancy of plan participants.  Management believes that pension actuarial gains and losses are primarily financing activities that are more reflective of changes in current conditions in global financial markets, and are not directly related to the underlying performance of our businesses.

(12)
Gain on change in control of equity investment:  Gain as a result of certain changes to the shareholder agreement of an equity company, resulting in Corning having a controlling interest that requires consolidation of this investment.

(13)
Loss on repurchase of debt:  In 2012, Corning recorded a loss on the repurchase of $13 million of our 8.875% senior unsecured notes due 2021, $11 million of our 8.875% senior unsecured notes due 2016, and $51 million of our 6.75% senior unsecured notes due 2013.

(14)	Accumulated other comprehensive income: In 2012, Corning recorded a translation capital gain on the liquidation of a foreign subsidiary.

© 2015 Corning Incorporated. All Rights Reserved.